PIMCO Variable Insurance Trust

Supplement dated June 13, 2003 to the
Prospectus dated May 1, 2003

Disclosure relating to the All Asset Portfolio

The following information supplements the information appearing on the "Portfolio Summary" page in the prospectus:

The Portfolio measures its performance against two benchmarks. The Portfolio's primary benchmark is the Lehman Global Real: U.S. TIPS 1-10 Year Index, which is an unmanaged market index comprised of all U.S. inflation-linked indexed securities with maturities of 1 to 10 years. The Portfolio's secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI") (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics.

Investors Should Retain This Supplement For Future Reference